UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2014

MONARCH INVESTMENT PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52754	84-1251553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 North Military Trail, Suite 204, Boca Raton, FL	33431
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (561) 391-6117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On February 24, 2014, Monarch and The 360 Agency LLC amended the letter of intent dated 12/6/13 to extend the closing date to 3/7/14.

Today is April 4, 2014 and the merger has not closed and we are terminating the merger agreement effective immediately.

We hold 360, Black Diamond Realty Mgmt. LLC and their principals jointly and severally liable for their obligations under the letter of intent and other transaction documents.

Section 9 Financial Statements and Exhibits

Item 9.01 Exhibit

99.1	Termination Letter between Monarch Investment Properties, Inc. and The 360 Agency, LLC dated April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

MONARCH INVESTMENT PROPERTIES, INC.
Registrant

Dated: April 9, 2014	/s/ David Miller
David Miller, President

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Termination Letter between Monarch Investment Properties, Inc. and The 360 Agency, LLC dated April 4, 2014.	Furnished Electronically